UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2023

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

473 Jackson St., Suite 300

San Francisco, CA, 94111

(Address of principal executive offices, including zip code)

(415) 715-4377

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On June 26, 2023, ExcelFin Acquisition Corp., a Delaware corporation (“ExcelFin”), Betters Medical Investment Holdings Limited, a Cayman Islands exempted company (“Betters”), Baird Medical Investment Holdings Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Betters (“PubCo”), Betters Medical Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of PubCo (“Merger Sub” and, together with PubCo, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”), and Tycoon Choice Global Limited, a business company limited by shares incorporated under the Laws of the British Virgin Islands and a direct, wholly owned subsidiary of Betters (“Tycoon”), entered into a Business Combination Agreement (the “Business Combination Agreement”). ExcelFin, together with Betters, PubCo, Merger Sub and Tycoon are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

The Business Combination Agreement and the transactions contemplated thereby (the “Transactions”) were unanimously approved by ExcelFin’s board of directors. The Transactions were also unanimously approved by the board of directors of each of PubCo, Merger Sub, Betters and Tycoon, approved by the shareholders of Betters, approved by the sole shareholder of Tycoon and approved by the sole shareholder of Merger Sub.

The Business Combination

The Business Combination Agreement provides that, among other things, (1) Betters will contribute all of the issued and outstanding shares of Tycoon (“Tycoon Shares”) to PubCo in exchange for ordinary shares of PubCo (“PubCo Ordinary Shares”) with a pre-transaction equity value of $300 million (the “Share Contribution”), and upon the consummation of the Share Contribution, Tycoon will become a wholly-owned subsidiary of PubCo and Betters will be issued an additional 29,411,764 PubCo Ordinary Shares; and (2) following the consummation of the Share Contribution, Merger Sub will merge with and into ExcelFin, with ExcelFin continuing as the surviving entity and wholly-owned subsidiary of PubCo (the “Merger”), as a result of which (a) the issued and outstanding shares of Class A Common Stock and Class B Common Stock and the undesignated preferred stock of ExcelFin (collectively, the “SPAC Stock”) immediately prior to the effective time of the Merger (the “Effective Time”) shall be exchanged for PubCo Ordinary Shares concurrently with the Merger; and (b) the holders of public warrants to purchase one share of ExcelFin Class A Common Stock (the “Public Warrants”) shall will receive warrants issued by PubCo to acquire an equal number of PubCo Ordinary Shares (the “PubCo Warrants”).

Following the consummation of the Transactions, ExcelFin will be a wholly owned subsidiary of PubCo, and Tycoon will be a wholly owned subsidiary of PubCo. Tycoon will hold approximately 99% of the issued and outstanding equity of its underlying operating subsidiaries.

The Transactions are expected to close in the fourth quarter of 2023, subject to customary closing conditions, including the required approval by the stockholders of ExcelFin (the “SPAC Stockholders”).

Consideration

Each public unit of ExcelFin outstanding immediately prior to the Effective Time shall be automatically divided and the holder thereof shall be deemed to hold one share of ExcelFin Class A Common Stock and one-half of a Public Warrant, which underlying securities shall be converted as set forth below and in accordance with the terms and conditions of the Business Combination Agreement.

At the Effective Time, by virtue of the Merger and without any further action required on the part of any Party or the holders of securities of ExcelFin:

(1)	SPAC Stock: Each share of SPAC Stock that is issued and outstanding immediately prior to the Effective Time (after giving effect to redemptions) shall automatically be cancelled and shall cease to exist in exchange for the right to receive one PubCo Ordinary Share.

(2)	Public Warrants: Each Public Warrant outstanding immediately prior to the Effective Time shall be automatically converted into a PubCo Warrant representing the right to purchase one PubCo Ordinary Share.

(3)	Private Warrants: ExcelFin SPAC LLC, a Delaware limited liability company (the “Sponsor”) will surrender to ExcelFin for cancellation all of its private placement warrants to purchase one share of ExcelFin Class A Common Stock (the “Private Placement Warrants”) for no consideration.

Earnout

Immediately following the closing of the Merger (the “Closing”), 30% of the PubCo Ordinary Shares to be held by Sponsor (the “Earnout Shares”) will be subject to the following vesting and forfeiture conditions:

(1)	if at any time from the Closing through the fifth anniversary of the Closing (a) the volume-weighted average price (“VWAP”) for any 20 trading days during a 30-day trading period is at least $12.50 or (b) there is a change of control of PubCo, the Earnout Shares will fully vest; and

(2)	if, by the fifth anniversary of the Closing, the Earnout Shares have not vested, they will automatically be cancelled.

Governance

The Parties have agreed to take actions such that, effective immediately after the Closing: (1) the board of directors of PubCo (the “PubCo Board”) shall consist of seven directors, four of whom meet the standard of independence of companies subject to the rules and regulators of Nasdaq; (2) the members of the PubCo Board shall include four individuals designated by Betters, one individual designated by ExcelFin and two individuals appointed jointly by Betters and ExcelFin; and (3) Ms. Haimei Wu, the Chief Executive Officer of Betters, will serve as the initial Chair of the PubCo Board. Additionally, the officers of Tycoon as of the effective time of the Merger will become all of the officers of PubCo.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the Parties that are customary for transactions of this type, including among others, covenants providing for: (1) certain limitations on the operations of the Parties’ respective businesses prior to the consummation of the Transactions; (2) the Parties’ efforts to satisfy conditions to consummation of the Transactions, including by obtaining any necessary approvals from governmental agencies; (3) prohibitions on the Parties soliciting alternative transactions; (4) the Parties’ cooperation and efforts to jointly prepare and PubCo’s obligation to file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the PubCo Ordinary Shares and PubCo Warrants (the “Registration Statement”), which Registration Statement shall also contain a proxy statement of ExcelFin for the purpose of obtaining the requisite approval of the SPAC Stockholders to vote in favor of certain matters, including the adoption and approval of the Business Combination Agreement and approval of the Transactions, at a special meeting to be called for the approval of such matters (the “SPAC Stockholders’ Approval”); (5) the Parties’ cooperation and efforts to secure additional capital pursuant to potential private investment in public equity financing; and (6) the protection of, and access to, confidential information of the Parties.

Conditions to Each Party’s Obligations

The obligations of the Parties to consummate the Transactions are subject to certain customary closing conditions, including, but not limited to: (1) the SPAC Stockholders’ Approval; (2) no governmental authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or governmental order that is then effect and which makes the Transactions illegal or which otherwise prevents or prohibits consummation of the Transactions; (3) there shall not be any Action (as defined in the Business Combination Agreement) initiated by any governmental authority that remains pending that is reasonably expected to enjoin or restrict the consummation of the Transactions; (4) the Registration Statement shall have become effective, no stop order shall have been issued by the SEC which remains in effect with respect to the Registration Statement and no proceeding for the purpose of suspending the effectiveness of the Registration Statement shall have been initiated by the SEC which remains pending; and (5) the PubCo Ordinary Shares and the PubCo Warrants shall have been approved for listing on the Nasdaq Stock Market, subject to official notice thereof.

The obligations of Betters, Tycoon, PubCo and Merger Sub (collectively, the “Betters Parties”) to consummate the Transactions are also subject to the fulfillment (or waiver) of other customary closing conditions, including, but not limited to: (1) the representations and warranties of ExcelFin being true and correct to the standards applicable to such representations and warranties; (2) each of the covenants of ExcelFin under the Business Combination Agreement shall have been performed in all material respects; (3) no material adverse effect with respect to ExcelFin shall have occurred that is continuing, and (4) the aggregate cash proceeds (a) in the ExcelFin trust account (after giving effect to redemptions) plus (b) the proceeds received by PubCo from the PIPE investments shall, before payment of any transaction expenses, equal at least $15 million.

The obligations of ExcelFin to consummate the Transactions are also subject to the fulfillment (or waiver) of other customary closing conditions, including, but not limited to: (1) the representations and warranties of the Betters Parties being true and correct to the standards applicable to such representations and warranties; (2) each of the covenants of the Betters Parties under the Business Combination Agreement shall have been performed in all material respects; (3) no material adverse effect with respect to the Betters Parties or any of their subsidiaries shall have occurred that is continuing; (4) all approvals required by the Business Combination Agreement shall have been obtained; and (5) the Share Contribution shall have been consummated.

In addition, the obligations of the Parties to consummate the Merger are subject to the delivery of certain ancillary agreements required to be executed and delivered in connection with the Merger.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to: (1) by written consent of Betters and ExcelFin; (2) by either Betters or ExcelFin with written notice to the other Party if the conditions to the obligations of the Parties to consummate the Transactions have not been satisfied or waived by October 25, 2023 (such date, which may be extended pursuant to and in accordance with the terms and conditions set forth in the Business Combination Agreement, the “Outside Date”); (3) by either Betters or ExcelFin with written notice to the other party, if any governmental authority of competent jurisdiction shall have taken any action or enacted any governmental order, in either case, which has become final and non-appealable, and permanently restrains, enjoins or otherwise prevents consummation of the Transactions; (4) by ExcelFin with written notice to Betters, if there is any breach of any representation, warranty, covenant or agreement on the part of the Betters Parties such that the conditions to ExcelFin’s obligation to close would not be satisfied at the Closing, subject to a cure period; (5) by Betters with written notice to ExcelFin, if there is any breach of any representation, warranty, covenant or agreement on the part of ExcelFin set forth in the Business Combination Agreement, such that the conditions to Betters’ obligation to close would not be satisfied at the Closing, subject to a cure period; (6) by either ExcelFin or Betters with written notice to the other Party if the SPAC Stockholders’ Approval is not obtained for failure to obtain the required vote to approve the Transactions at the meeting of the SPAC Stockholders; (7) by Betters with written notice to ExcelFin within 10 business days if there has been a SPAC Modification in Recommendation (as defined in the Business Combination Agreement); and (8) by ExcelFin with written notice to Betters if either the approval of the Betters shareholders by resolutions adopted at a duly call, convened and quorate meeting (the “Betters Resolutions”) or the irrevocable written consent of the sole shareholder of Merger Sub (the “Merger Sub Written Consent”) has not been delivered to ExcelFin within five business days after the execution of the Business Combination Agreement.

Betters has agreed to pay to ExcelFin a break-up fee (the “Break-Up Fee”) in an amount equal to the lesser of (1) ExcelFin’s reasonable and documented out-of-pocket expenses incurred by it in connection with the Transactions and (2) $6,000,000 if the Business Combination Agreement is terminated by Betters due to the failure to consummate the Transactions by the Outside Date, unless a breach or violation of any representation, warranty, covenant or obligation of SPAC under the Business Combination Agreement or the Sponsor under the Sponsor Support Agreement was the proximate cause of the failure to consummate of the Transactions by the Outside Date.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly, and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the Parties rather than establishing matters as facts. ExcelFin does not believe that these schedules contain information that is material to an investment decision.

Warrant Assignment, Assumption and Amendment Agreement

In connection with the Transactions, at the Closing, ExcelFin, PubCo and American Stock Transfer & Trust Company, LLC (“AST”) will enter into a warrant assignment, assumption and amendment agreement (the “Warrant Assignment, Assumption and Amendment Agreement”), whereby (1) ExcelFin and AST will amend the Public Warrant Agreement, dated October 20, 2021 (the “Public Warrant Agreement”), such that the Public Warrants will no longer be exercisable for shares of ExcelFin Class A Common Stock but instead will be exercisable for PubCo Ordinary Shares, on the terms set forth in the Warrant Assignment, Assumption and Amendment Agreement; (2) ExcelFin shall assign all of its rights, title and interest in the Public Warrant Agreement to PubCo; and (3) ExcelFin and the AST will terminate the Private Warrant Agreement, dated October 20, 2021, by and between ExcelFin and AST.

The foregoing description of the Warrant Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference to the full text of the form of the Warrant Assignment, Assumption and Amendment Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Betters Shareholder Support Agreement

On June 26, 2023, concurrently with the execution and delivery of the Business Combination Agreement, ExcelFin, PubCo, Betters, Tycoon and certain shareholders of Betters (the “Key Betters Shareholders”) entered into a voting and support agreement (the “Betters Shareholder Support Agreement”), pursuant to which, among other things, (1) the Key Betters Shareholders have agreed to (a) vote their issued and outstanding shares of Betters (the “Betters Shares”) in favor of the approval and adoption of the Business Combination Agreement and the Transactions in accordance with the governing documents of Betters; (b) refrain from transferring any of their Betters Shares prior to the Closing; and (c) waive any appraisal, dissenter’s or similar rights they may have with respect to the Transactions; and (2) Betters has agreed, in its capacity as the sole shareholder of Tycoon, to refrain from transferring any of the Tycoon Shares prior to the Closing.

The foregoing description of the Betters Shareholder Support Agreement is qualified in its entirety by reference to the full text of the form of the Betters Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support Agreement

On June 26, 2023, concurrently with the execution and delivery of the Business Combination Agreement, PubCo, ExcelFin and the Sponsor entered into a voting and support agreement (the “Sponsor Support Agreement”) pursuant to which, among other things, the Sponsor agreed to (1) vote its shares of SPAC Stock and any additional shares of SPAC Stock it acquires prior to the meeting of the SPAC Stockholders (the “SPAC Stockholder Meeting”) in favor of each of the Transaction Proposals (as defined in the Business Combination Agreement) at the SPAC Stockholder Meeting, including the adoption of the Business Combination Agreement; (2) refrain from transferring any of its shares of SPAC Stock prior to the Closing; (3) refrain from redeeming any of its shares of SPAC Stock in connection with the Merger; (4) waive its anti-dilution rights under ExcelFin’s charter in connection with the Transactions; (5) subject 30% of its shares of outstanding ExcelFin Class B Common Stock (or shares of Class A Common Stock issuable upon conversion thereof, or any securities into which such shares are converted or exchangeable pursuant to the Transactions, “Founder Shares”) to certain vesting and forfeiture terms as set forth in the Sponsor Support Agreement; (6) surrender to ExcelFin for no consideration, and ExcelFin shall cancel, immediately prior to the Effective Time, but subject to the consummation of the Merger, all of the Private Placement Warrants; and (7) convert the outstanding Sponsor Loans (as defined in the Business Combination Agreement) into PubCo Ordinary Shares at the Closing in accordance with the terms set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the form Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Betters Lock-Up Agreement

Immediately prior to the consummation of the Share Contribution, PubCo and Betters will enter into a lock-up agreement (the “Betters Lock-Up Agreement”) pursuant to which, among other things, Betters will agree not to sell, dispose of or otherwise transfer (except as set forth in the Betters Lock-Up Agreement), for a period of six months, any PubCo Ordinary Shares that it will receive as consideration for the Share Contribution (subject to certain customary exceptions).

The foregoing description of the Betters Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Betters Lock-Up Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Insider Letter Amendment

On June 26, 2023, concurrently with the execution and delivery of the Business Combination Agreement, ExcelFin, the Sponsor, and holders of Founder Shares (together with the Sponsor, the “Sponsor Members”) entered into an amendment to that certain Letter Agreement, dated as of October 20, 2021, by and among the Sponsor Members and ExcelFin (such Letter Agreement, the “Insider Letter” and such amendment, the “Insider Letter Amendment”), pursuant to which, among other things, the Insider Letter was amended such that the Founder Shares will be subject to lock-up restrictions until the earliest of (1) 12 months after the Closing; (2) a change of control of PubCo; and (3) the date that the PubCo Ordinary Shares achieve a VWAP of at least $15.00 per share for any 20 trading days in a 30-trading day period.

The foregoing description of the Insider Letter Amendment is qualified in its entirety by reference to the full text of the form of Insider Letter Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the Transactions, at the Closing, and subject to the consummation thereof, (1) the Registration Rights Agreement, dated October 21, 2021, by and among ExcelFin and the Sponsor Members, shall be terminated; and (2) PubCo, Betters, ExcelFin and the Sponsor will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, Betters and the Sponsor (the “Holders”) may demand at any time or from time to time, that PubCo file a registration statement with the SEC to register the securities of PubCo held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit F to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 26, 2023, ExcelFin and Betters issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. Notwithstanding the foregoing, information contained on the websites of ExcelFin, Betters or any of their respective affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

Furnished herewith as Exhibit 99.2 and incorporated herein by reference is the investor presentation that will be used by ExcelFin and Betters with respect to the Transactions as described in this Current Form on 8-K.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed Transactions, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a proxy statement/prospectus and other relevant documents, which will be both the proxy statement to be distributed to ExcelFin’s stockholders in connection with ExcelFin’s solicitation of proxies for the vote by ExcelFin’s stockholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in connection with the business combination. STOCKHOLDERS OF EXCELFIN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT PUBCO AND EXCELFIN WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Stockholders and investors will be able to obtain free copies of the proxy statement/prospectus and other relevant materials (when they become available) and other documents filed by PubCo and ExcelFin at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on ExcelFin’s website at www.excelfinacquisitioncorp.com or by directing a request to: ExcelFin Acquisition Corp., 473 Jackson St., Suite 300, San Francisco, CA, 94111.

Participants in Solicitation

Each of PubCo, ExcelFin and Betters and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding ExcelFin’s directors and executive officers is available in ExcelFin’s final prospectus dated October 20, 2021 relating to its initial public offering and in ExcelFin’s subsequent filings with the SEC. Other information regarding PubCo, Betters and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ExcelFin, Betters, PubCo, or Tycoon, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ExcelFin’s, Betters’ or PubCo’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ExcelFin and its management, and Betters and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of PubCo, ExcelFin, or Betters undertakes any duty to update these forward-looking statements.

Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed Transactions, including the risks that (a) the proposed Transactions may not be consummated within the anticipated time period, or at all; (b) ExcelFin may fail to obtain stockholder approval of the proposed business combination; (c) the Parties may fail to secure required regulatory approvals under applicable laws; and (d) other conditions to the consummation of the proposed Transactions under the Business Combination Agreement may not be satisfied; (2) the effects that any termination of the Business Combination Agreement may have on ExcelFin or Betters or their respective business, including the risks that ExcelFin’s share price may decline significantly if the proposed Transactions are not completed; (3) the effects that the announcement or pendency of the proposed Transactions may have on Betters’ and its business, including the risks that as a result (a) ExcelFin’s business, operating results or stock price may suffer or (b) PubCo’s, ExcelFin’s or Betters’ current plans and operations may be disrupted; (4) the inability to recognize the anticipated benefits of the proposed Transactions; (5) unexpected costs resulting from the proposed Transactions; (6) changes in general economic conditions; (7) regulatory conditions and developments; (8) changes in applicable laws or regulations; (9) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed Transactions and instituted against PubCo, ExcelFin, Betters and others; and (10) other risks and uncertainties indicated from time to time in the registration and proxy statement relating to the proposed Transactions, including those under “Risk Factors” therein, and in ExcelFin’s other filings with the SEC.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in ExcelFin’s most recent filings with the SEC and will be contained in the proxy statement/prospectus expected to be filed in connection with the proposed Transactions. All subsequent written and oral forward-looking statements concerning ExcelFin, Betters, PubCo or Tycoon, the Transactions described herein or other matters attributable to ExcelFin, Betters, PubCo, Tycoon or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of ExcelFin, Betters, PubCo and Tycoon expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement dated as of June 26, 2023, by and among ExcelFin Acquisition Corp., Betters Medical Investment Holdings Limited, Baird Medical Investment Holdings Limited, Betters Medical Merger Sub, Inc. and Tycoon Choice Global Limited

10.1	Betters Shareholder Support Agreement, dated as of June 26, 2023, by and among ExcelFin Acquisition Corp., Betters Medical Investment Holdings Limited, Baird Medical Investment Holdings Limited, Tycoon Choice Global Limited and the Key Betters Shareholders

10.2	Sponsor Support Agreement, dated as of June 26, 2023, by and among ExcelFin Acquisition Corp., Baird Medical Investment Holdings Limited and ExcelFin SPAC LLC

10.3	Insider Letter Amendment, dated as of June 26, 2023, by and among ExcelFin Acquisition Corp., ExcelFin SPAC LLC, Jennifer Hill, Logan Allin, Ren Riley, Joe Ragan, Brian (Zhouchuan) Sun, Gary Meltzer, Neil Wolfson, Goh Lin Piao, Alka Gupta and Exos Capital LLC

99.1	Press Release, dated June 26, 2023

99.2	Investor Presentation, dated June 26, 2023

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corp.

Date: June 26, 2023	By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Chief Executive Officer